UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2023

CONNEXIONONE CORP.

(Exact name of Company as specified in its charter)

North Carolina	000-26113	30-1252905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39899 BALENTINE DRIVE

SUITE 200

NEWARK, CA 94560

(Address of principal executive offices) (Zip Code)

+ 1-408-533-8155

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1st, 2023, the sole director of ConneXionONE Corp. (the "Company") appointed four additional directors by written action. The new board members are as follows:

1.	Frank J. Hariton, aged 74, is an attorney in private practice and brings over 30 years of experience as a securities attorney principally representing microcap companies and start-ups. He is admitted to practice in New York State and received his B.A and J.D. from Case Western Reserve University.

2.	Yulung Tso, aged 58, joins the board with over 25 years of experience in online gaming, internet, and mobile internet-related fields, along with strong business relations in the Asia region. He has expertise in investor relations, public relations, and building cross-strait business alliances. He received his Master of Accountancy and Financial Information System from Cleveland State University.

3.	Te Wei Wu, aged 47, founded and led the Asia operations in Taiwan for the Acorn Pacific Ventures fund since 2022. With prior 15 years of experience as Taiwan Tmall and Taobao GM of Alibaba Group, Vice President of PChome Group, and GM of the Dragons professional baseball team of CPBL, Wu specializes in mobile-internet industry development, utility apps, advertising systems, e-commerce, and blockchain. He received his Master of Management Information System from Carnegie Mellon University.

4.	Tingyu Chang, aged 38, is an experienced advisor for over 10 years with expertise in go-to-market strategies, network outreach, branding, and community building. She received her Master of Business Administration from Johns Hopkins Carey Business School.

The board has not yet met to determine the committee assignments, if any, of the new directors. Each new director was granted 300,000 restricted stock units (“RSU’s”). Each RSU represents one share of common stock and vests as to one third of the shares covered thereby on each anniversary of the director’s service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConneXionONE Corp.

Dated: July 13, 2023	By:	/s/ Chris Chang
Chris Chang Chief Executive Officer and Chairman of the Board

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